                                                                   EXHIBIT 10.19

                                                                  CONFORMED COPY
                                                                  2001 DEBENTURE

DATED                              15 NOVEMBER                              2001
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                               THE COMPANIES NAMED
                                  HEREIN AS THE
                             CHARGING COMPANIES (1)

                                     - and -

              THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND (2)

                  ---------------------------------------------

                               COMPOSITE GUARANTEE
                                 AND DEBENTURE

                  ---------------------------------------------

                                    CONTENTS

1.      INTERPRETATION........................................................................................1

2.      GUARANTEE PROVISIONS..................................................................................3

3.      COVENANT TO PAY.......................................................................................4

4.      FIXED AND FLOATING CHARGES............................................................................4

5.      CHARGES ON NON CHARGING SUB SHARES BY THE CHARGING COMPANIES..........................................7

6.      CRYSTALLISATION OF FLOATING CHARGE....................................................................9

7.      NEGATIVE PLEDGE AND FURTHER SECURITY.................................................................10

8.      REPRESENTATIONS AND WARRANTIES.......................................................................11

9.      COVENANTS OF THE CHARGING COMPANIES..................................................................11

10.     RECEIVABLES..........................................................................................15

11.     THE SECURITY TRUSTEE'S POWERS OF SALE AND LEASING....................................................16

12.     CONSOLIDATION OF SECURITIES..........................................................................17

13.     APPOINTMENT AND POWERS OF RECEIVER...................................................................17

14.     POWER OF ATTORNEY....................................................................................19

15.     PROTECTION OF THIRD PARTIES..........................................................................20

16.     NEW ACCOUNTS.........................................................................................20

17.     RIGHTS AS BETWEEN EACH  CHARGING  COMPANY, THE OTHER CHARGING COMPANIES AND THE SECURITY
        TRUSTEE (ON BEHALF OF THE SECURITY BENEFICIARIES)....................................................21

18.     CONSOLIDATION OF ACCOUNTS AND SET-OFF................................................................23

19.     CURRENCY.............................................................................................24

20.     SUSPENSE ACCOUNT.....................................................................................24

21.     TIME AND INDULGENCES.................................................................................24

22.     REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS...........................................................25

23.     EXPENSES.............................................................................................25

24.     PROVISIONS SEVERABLE.................................................................................25

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
25.     AVOIDANCE OF PAYMENTS................................................................................26

26.     DISCRETIONS..........................................................................................26

27.     ASSIGNMENT...........................................................................................26

28.     INTERCREDITOR AGREEMENT AND FACILITIES AGREEMENT TO PREVAIL..........................................27

29.     NOTICES..............................................................................................27

30.     LAW AND JURISDICTION.................................................................................27

31.     MEMORANDUM AND ARTICLES..............................................................................27

FIRST SCHEDULE...............................................................................................28

    The Charging Companies...................................................................................28

THE SECOND SCHEDULE..........................................................................................29

    Part I...................................................................................................29

    Details of Registered Land...............................................................................29

    Part II..................................................................................................29

    Details of Unregistered Land.............................................................................29

THE THIRD SCHEDULE...........................................................................................30

    The Guarantee............................................................................................30

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

THIS COMPOSITE GUARANTEE AND DEBENTURE is made 15 November 2001

BETWEEN:

(1) THE COMPANIES LISTED IN THE FIRST SCHEDULE TO THIS DEED (the "Charging Companies").

(2) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, Bank House, 8 Cherry Street, Birmingham B2 5AD (as security trustee for the Security Beneficiaries as defined herein (the "Security Trustee").

WHEREAS:

(A) One or more of the Charging Companies has already been granted, or may hereafter be granted facilities from time to time by the Security Beneficiaries (or any of them) (as herein defined) and/or is now or may hereafter become indebted to the Security Beneficiaries

(B) The Charging Companies have agreed to execute this Deed in order to secure all monies now owing or which may hereafter become owing from the Charging Companies (or any of them) to the Security Beneficiaries (or any of them)

(C) It has been agreed between the Charging Companies and the Security Beneficiaries that the security constituted hereby will be held by the Security Trustee and given to the Security Trustee for the benefit of the Security Beneficiaries

THIS DEED WITNESSES:

1    INTERPRETATION

     In this Deed, except so far as the context otherwise requires:-

     1.1 Except as otherwise specified herein, all terms defined in the Facilities Agreement or the Intercreditor Agreement shall have the same meaning when used herein.

     1.2 The following terms shall have ascribed to them the following meanings:-

          the "Act" means the Law of Property Act 1925;

          "Charged Property" means the property referred to in Clauses 3 or 4 and all other property of whatsoever nature from time to time charged by or pursuant to this Deed;

          "this Deed" means this Deed as from time to time amended and any document made pursuant or supplemental hereto;

          the "Facilities Agreement" means the facilities agreement dated 27 May 1999 between DDI Europe Limited (formerly called MCM Electronics Limited) (1) and The Governor and Company of the Bank of Scotland (in its various capacities) (2) - (6);

          "Group" means Newco and its Subsidiaries from time to time and "Group Company" means any of them and "Group Companies" means all of them;

          the "Guarantee" means the Guarantee contained in Clause 2 as extended by the Third Schedule hereto;

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

          "Intellectual Property" means copyrights, patents and registered and unregistered designs (including applications and rights to apply therefor), inventions, trademarks and service marks whether registered or not (including all registrations thereof and applications and rights to apply therefor), confidential information and know-how and fees, royalties and other rights of every kind deriving from copyright, patents or inventions or other intellectual property throughout the World now or at any time hereafter belonging to or created by or assigned to a Charging Company;

          "Newco" means DDI Europe Limited (company registration number
          3731403);

          "Non Charging Sub Shares" means the issued shares in the capital of DDI Interconnect Limited, HBH Group Limited, Osborne Precision Sheetmetal Limited and DDI Electronics Limited;

          "Planning Acts" means the Town & Country Planning Acts 1990 and the Planning (Listed Buildings and Conservation Areas) Act 1990;

          "Receivables" means all present and future book debts, rentals, royalties, fees, amounts receivable under Hedging Arrangements, VAT and all other amounts recoverable or receivable by any Charging Company from other persons due or owing to such Charging Company and the benefit of all rights relating thereto including, without limitation, negotiable instruments, legal and equitable charges, reservations of property rights, rights of tracing and unpaid vendor's liens and similar associated rights

          "Receiver" means any receiver or receiver and manager or administrative receiver appointed by the Security Trustee under or by virtue of this Deed whether alone or jointly with any other person and includes any substitute for any of them appointed from time to time;

          "Related Rights" means, in relation to the Non Charging Sub Shares, all dividends and interest paid or payable in relation thereto and all stocks, shares, securities (and the dividends or interest thereon), rights, moneys or property accruing or offered at any time in relation to such shares or other securities by way of redemption, substitution, exchange, bonus or preference, pursuant to option rights or otherwise in respect of any of the Non Charging Sub Shares or in substitution or exchange for any of the Non Charging Sub Shares;

          "Secured Obligations" means all indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the Security Beneficiaries by any Group Company whether actually or contingently, whether pursuant to the Guarantee or otherwise, whether solely or jointly with any other person, whether as principal or surety and whether or not the Security Beneficiaries shall have been an original party to the relevant transaction and in whatever currency denominated including all liabilities from time to time assumed or incurred by the Security Beneficiaries at the request of any Group Company in connection with foreign exchange transactions, acceptances, discounting or otherwise or under guarantees, bonds, indemnities, documentary or other credits or any instruments whatsoever and including interest, discount, commission and other lawful charges or reasonable expenses which the Security Beneficiaries may in the course of their business charge in respect of any facilities or accommodation or service provided by the Security Beneficiaries for keeping any Group Company's account;

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                                                                               2

     1.3 Section 61 of the Act (other than the definition of "month" contained therein) shall govern the construction hereof.

     1.4 References to the Agent, Security Trustee, the Security Beneficiaries, the Banks, the Working Capital Bank, and the Hedging Counterparty shall include their respective successors and permitted assigns.

     1.5 A reference to a Clause, sub-Clause, or Schedule shall mean and refer to a Clause, sub-Clause, or Schedule of this Deed.

     1.6 Any reference in this Deed to any statute or to any provisions of any statute shall be construed as including a reference to any statutory modification or re-enactment thereof and to any regulations or orders made thereunder or deriving validity therefrom and from time to time in force.

     1.7 Headings are inserted for convenience only and shall be ignored in construing this Deed.

     1.8 References in this Deed to this Deed or any document include references to this Deed or such other document as varied supplemented novated and/or replaced in any manner from time to time.

     1.9 The terms of the other Banking Documents and of any side letters between the parties thereto in relation to any Banking Documents are incorporated in this Deed to the extent required to ensure that any disposition of the Charged Property contained in this Deed is a valid disposition in accordance with Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

     1.10 If the Security Trustee reasonably considers that an amount paid by any Charging Company or any person to the Security Trustee under any agreement in respect of the Secured Obligations is likely to be avoided or otherwise set aside on the liquidation or administration of any Charging Company or any other person then that amount shall not be considered to have been irrevocably paid for the purposes of this Deed.

     1.11 A reference in this Deed to any assets includes present and future assets.

     1.12 A reference in this Deed to a charge or mortgage of any freehold or leasehold property includes all buildings and all the chargor's fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery from time to time on the Charged Property.

2.   GUARANTEE PROVISIONS

     2.1 Each Charging Company hereby irrevocably and unconditionally guarantees to the Security Trustee (on behalf of each of the Security Beneficiaries) to pay to the Security Trustee on behalf of the Security Beneficiaries on demand the Secured Obligations (except any Secured Obligations in respect of which the relevant Charging Company is already primarily liable).

     2.2 The Guarantee is given subject to and with the benefit of the provisions set out in the Third Schedule.

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                                                                               3

3    COVENANT TO PAY

     3.1 Each of the Charging Companies hereby covenants with the Security Trustee that as and when the Secured Obligations or any part thereof are due for payment or on such earlier date as this security becomes enforceable and the Security Trustee determines to enforce the same it shall on demand in writing by the Security Trustee pay the Secured Obligations (or as the case may be the part of the Secured Obligations then due to be paid and remaining unpaid) to the Security Trustee for its own account, or for the account of the Security Beneficiaries.

     3.2 Each Charging Company hereby covenants that it shall on demand pay to the Security Trustee all costs and expenses incurred by the Security Trustee in relation to the protection and enforcement of the Security Trustee's rights hereunder.

     3.3 The Security Trustee shall hold the benefit of the guarantees and covenants in Clauses 2, 3.1 and 3.2 of this Deed (and any other covenant expressed to be made in favour of it in this document) and all security hereunder, and all its rights and claims under this Deed and such security as shall be vested in it, as security trustee for the Security Beneficiaries, as is hereby acknowledged by each of the parties to this Deed.

4.   FIXED AND FLOATING CHARGES

     With full title guarantee and as a continuing security for the payment or discharge of all the Secured Obligations and all their other obligations under this Deed:-

     4.1 each Charging Company hereby charges to the Security Trustee (for the benefit of the Security Beneficiaries) by way of first legal mortgage:-

          4.1.1 all its freehold and leasehold interest in the properties title to which is registered at HM Land Registry described in Part I of the Second Schedule together with all buildings, fixtures (excluding in the case of leasehold property landlord's fixtures but including other trade fixtures and excluding in the case of freehold property and leasehold property which is let or sub-let to a third party, tenant's and trade fixtures and fittings of such third party) and its fixed plant and machinery at any time thereon;

          4.1.2 all other freehold and leasehold interests in the properties now vested in it but title to which is not registered at HM Land Registry described in Part II of the Second Schedule together with all buildings, fixtures (excluding in the case of leasehold property landlord's fixtures but including other trade fixtures and excluding in the case of freehold property and leasehold property which is let or sub-let to a third party, tenant's and trade fixtures and fittings of such third party) and its fixed plant and machinery at any time thereon;

     4.2 each Charging Company charges to the Security Trustee (for the benefit of the Security Beneficiaries) by way of first fixed charge:-

          4.2.1 all present and future freehold and leasehold property of such Charging Company not otherwise charged by way of legal charge pursuant to Clauses 4.1.1 or 4.1.2 together with all buildings, fixtures (excluding in the case of leasehold property landlord's fixtures but including trade fixtures and excluding in the case of freehold property and leasehold property which is let

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                                                                               4
               or sub-let to a third party, tenant's and trade fixtures and fittings of such third party) and its fixed plant and machinery at any time thereon;

          4.2.2 all estates and interests not hereinbefore effectively charged now or hereafter belonging to such Charging Company in or over land wheresoever situate or the proceeds of sale of land and all licences now or hereafter held by such Charging Company to enter upon or use land and the benefit of all other agreements relating to land to which such Charging Company is or may become a party or otherwise entitled and all trade and tenants' fixtures, plant and machinery owned by such Charging Company now or hereafter annexed to all freehold and leasehold property its estate or interest in which stands charged hereunder;

          4.2.3 all stocks, shares (including but not limited to shares in any subsidiary), debentures, loan capital, right to subscribe for, convert other securities into or otherwise acquire any stocks, shares, debentures or loan capital of any other body corporate now or at any time hereafter belonging to such Charging Company, together with all dividends (unless such dividends are or are to be paid in satisfaction of any of the Secured Obligations), interest and other income and all other rights of whatsoever kind deriving from or incidental to any of the foregoing;

          4.2.4 the goodwill of such Charging Company and its uncalled capital now or at any time hereafter in existence and future calls (whether made by the directors of the Charging Company or by a Receiver or a liquidator);

          4.2.5 all Intellectual Property;

          4.2.6 all plant, vehicles and machinery now or at any time hereafter belonging to such Charging Company (excluding however plant and machinery for the time being forming part of its stock in trade or work in progress);

          4.2.7 all chattels now or at any time hereafter hired, leased or rented by such Charging Company to any other person together in each case subject to and with the benefit of the related hiring, leasing or rental contract and any guarantee, indemnity or other security for the performance of the obligations of any person under or in respect of such contract;

          4.2.8 all Receivables;

          4.2.9 the benefit of all contracts licences consents and authorisations (statutory or otherwise) (the "Contracts") held in connection with its business or the use of any Charged Property specified in any other paragraph or sub-paragraph of this Clause 4 and the right to recover and receive all compensation which may be payable to it in respect of them.

     4.3 Each Charging Company hereby charges to the Security Trustee (for the benefit of the Security Beneficiaries) by way of first floating charge all its undertaking and all its property and assets whatsoever and wheresoever situated both present and future, including (without prejudice to the generality of the foregoing) (i) heritable property and all other property and assets in Scotland and (ii) the proceeds of the collection of any Receivables, but excluding any property or assets from time to time or for the time being effectively charged by way of fixed charge under or pursuant to this Deed.

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

     4.4 The security from time to time constituted by or pursuant to this Deed shall:-

          4.4.1 be in addition to and shall be independent of every bill, note, guarantee, mortgage or other security which the Security Beneficiaries may at any time hold for any of the Secured Obligations and it is hereby declared that no prior security held by the Security Trustee and/or the Security Beneficiaries over the Charged Property or any part thereof shall merge into the security created hereby or pursuant hereto; and

          4.4.2 remain in full force and effect as a continuing security until the earlier of (i) the Security Trustee having certified in writing that the Secured Obligations have been discharged in full and (ii) the security constituted by this Deed having been released.

     4.5  Leasehold Interests Containing Prohibition on Charging

          4.5.1 Until the relevant consent shall have been obtained, there shall be excluded from the charge created by Clause 4.1 above (and further assurance provisions as set out in Clause 7.2 below) any leasehold property held by any Charging Company under a lease the terms of which either preclude absolutely the relevant Charging Company from creating any charge over its leasehold interest in such property or require the consent of any third party prior to the creation of such charge and such consent shall not have been previously obtained (each an "Excluded Property");

          4.5.2 With regard to each Excluded Property, the relevant Charging Company hereby undertakes to make application for the consent of the relevant third party to the creation of the charge contained in Clause 4.1 above (or Clause 7.2 below) within twenty eight days of the date hereof and to use all its reasonable endeavours to obtain such consent as soon as possible and to keep the Security Trustee informed of the progress of its negotiations with such third parties;

          4.5.3 Forthwith, upon receipt of the relevant third party's consent as aforesaid, the relevant Excluded Property shall thereupon be charged to the Security Trustee pursuant to the terms of Clause
               4.1 above (or Clause 7.2 below, as the case may be). If required by the Security Trustee in respect of any Excluded Property at any time following receipt of such consent or if earlier, the date falling sixty days after the date hereof, the relevant Charging Company will execute a valid legal mortgage in such form as the Security Trustee shall require.

     4.6  Intellectual Property Interests Containing Prohibition on Charging

          4.6.1 Until the relevant consent shall have been obtained, there shall be excluded from the charge created by Clause 4.1 above (and further assurance provisions as set out in Clause 7.2 below) any Intellectual Property in which any Charging Company has an interest pursuant to any licence or other agreement the terms of which either preclude in any way the Charging Company from assigning or creating any charge over its interest in such Intellectual Property or require the consent of any third party prior to the making of such assignment or creation of such charge and such consent shall not have been previously obtained (each an "Excluded Intellectual Property Right");

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                                                                               6

          4.6.2 With regard to each Excluded Intellectual Property Right, the relevant Charging Company hereby undertakes to make application for the consent of the relevant third party (where the identity of the relevant third party is known to the relevant Charging Company) to the creation of the charge contained in Clause 4.1 above (or Clause 7.2 below) within twenty eight days of the date hereof and to use its reasonable endeavours to obtain such consent as soon as possible and to keep the Security Trustee informed of the progress of its negotiations with such third parties;

          4.6.3 Forthwith, upon receipt of the relevant third party's consent as aforesaid, the relevant Excluded Intellectual Property Right shall thereupon be charged to the Security Trustee pursuant to the terms of Clause 4.1 above (or Clause 7.2 below, as the case may be). If required by the Security Trustee in respect of any Excluded Intellectual Property Right at any time following receipt of such consent or if earlier, the date falling sixty days after the date hereof, the relevant Charging Company will execute a valid equitable charge or legal assignment in such form as the Security Trustee shall require.

     4.7  Interests in Contracts Containing Prohibition on Charging

          4.7.1 Until the relevant consent shall have been obtained, there shall be excluded from the charge created by Clause 4.1 above (and further assurance provisions as set out in Clause 7.2 below) any Contract in which any Charging Company has an interest pursuant to any licence or other agreement the terms of which either preclude in any way the Charging Company from assigning or creating any charge over its interest in such Contract or require the consent of any third party prior to the making of such assignment or the creation of such charge and such consent shall not have been previously obtained (each an "Excluded Contract Right");

          4.7.2 With regard to each Excluded Contract Right, the relevant Charging Company hereby undertakes to make application for the consent of the relevant third party (where the identity of the relevant third party is known to the relevant Charging Company) to the creation of the charge contained in Clause 4.1 above (or Clause 7.2 below) within twenty eight days of the date hereof and to use its reasonable endeavours to obtain such consent as soon as possible and to keep the Security Trustee informed of the progress of its negotiations with such third parties;

          4.7.3 Forthwith, upon receipt of the relevant third party's consent as aforesaid, the relevant Excluded Contract Right shall thereupon be charged to the Security Trustee pursuant to the terms of Clause 4.1 above (or Clause 7.2 below, as the case may be). If required by the Security Trustee in respect of any Excluded Contract Right at any time following receipt of such consent the relevant Charging Company will execute a valid equitable charge or legal assignment in such form as the Security Trustee shall require.

5.   CHARGES ON NON CHARGING SUB SHARES BY THE CHARGING COMPANIES

     5.1 Each Charging Company, as sole beneficial owner hereby as continuing security for the payment, discharge and performance of all the Secured Obligations:-

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                                                                               7

          5.1.1 mortgages and charges and agrees to mortgage and charge to the Security Trustee all Non Charging Sub Shares held now or in the future by it and/or any nominee on its behalf, the same to be a security by way of a first mortgage or charge; and

          5.1.2 mortgages and charges and agrees to mortgage and charge to the Security Trustee all the Related Rights accruing to all or any of the Non Charging Sub Shares held now or in the future by it and/or any nominee on its behalf, the same to be a security by way of a first mortgage or charge; and

          5.1.3 undertakes to comply with its obligations under Clause 5.2 hereof.

     5.2 Each Charging Company shall by way of security for the Secured Obligations:-

          5.2.1 immediately deposit by way of security with the Security Trustee all bearer instruments and certificates or other documents evidencing an entitlement to the Non Charging Sub Shares and share transfer forms in blank in respect of those Shares as are in certificated form and the Security Trustee will hold the same by way of security on the terms set out in this Deed;

          5.2.2 immediately on receipt of any certificate or other document evidencing any entitlement to any further or other Non Charging Sub Shares deposit it with the Security Trustee together with such share transfer forms in blank which the Security Trustee will hold by way of security on the terms set out in this Deed.

     5.3  Each Charging Company authorises the Security Trustee:-

          5.3.1 to arrange for any of the Non Charging Sub Shares which are in registered form to be registered in the name of the Security Trustee or a nominee of the Security Trustee (if required by the Security Trustee to perfect the Security Trustee's security); and

          5.3.2 at any time after the security hereby constituted has become enforceable to transfer or cause any of the Non Charging Sub Shares to be transferred to and registered in the name of any purchase or transferee.

     5.4 Each Charging Company shall from time to time on the request of the Security Trustee execute and sign all transfers, powers of attorney and other documents and give such instructions and directions as the Security Trustee may require for perfecting its title to any of the Non Charging Sub Shares or for vesting the same in itself in order to perfect the security constituted hereby or its nominee or, in the exercise of its powers or realisation, in any purchaser or transferee.

     5.5 Unless and until the security constituted hereby becomes enforceable, and, while it remains so, each Charging Company shall be entitled:-

          5.5.1 to receive all dividends, interest and income from the Non Charging Sub Shares and, if necessary, the Security Trustee shall, and shall cause its nominee to release or account for the same to the relevant Charging Company; and

          5.5.2 to exercise all the voting rights and other rights and powers attached or incidental to the Non Charging Sub Shares, and if necessary for this purpose,

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

               the Security Trustee shall and shall cause its nominees either to exercise such voting and other rights and powers attached to or incidental to the Non Charging Sub Shares from time to time in accordance with the directions of the relevant Charging Company or to appoint the relevant Charging Company or any person nominated by it to be the proxy of the Security Trustee or its nominees to exercise such voting and other rights and powers attached to or incidental to the Non Charging Sub Shares in accordance with the directions of the relevant Charging Company PROVIDED HOWEVER THAT the relevant Charging Company shall not, without the previous consent in writing of the Security Trustee, exercise or require the Security Trustee or its nominees or any such proxy to exercise the voting rights attached to any of the Non Charging Sub Shares in favour of resolutions having any of the following effects, namely:-

               5.5.2.1 any change in the terms of the Non Charging Sub Shares concerned; or

               5.5.2.2 any other matter which, in the opinion of the Security
                    Trustee, would be contrary to the provisions of the Banking Documents.

     In the event of any meeting of the holders of any of the Non Charging Sub Shares being called for the purpose of passing a resolution relating to any such matters referred to above the Security Trustee shall vote or procure its nominees or proxies to vote in respect of the Non Charging Sub Shares registered in their name or under their control in such manner as they shall in their entire discretion consider to be in the interests of the security constituted hereby.

     5.6 Any time after the security becomes enforceable, and while it remains so, and without any further consent or authority on the part of the relevant Charging Company, the Security Trustee may exercise at its discretion (in the name of the relevant Charging Company or otherwise) in respect of any of the Non Charging Sub Shares any voting rights and any powers or rights which may be exercised by the person or persons in whose name or names the Non Charging Sub Shares are registered or who is the holder or bearer of them including (but without limitation) all the powers given to trustees by section 10(3) and (4) of the Trustee Act 1925 (as amended by section 9 of the Trustee Investment Act 1961) in respect of securities or property subject to a trust.

6.   CRYSTALLISATION OF FLOATING CHARGE

     6.1 The Security Trustee may by notice in writing to a Charging Company convert the floating charge created pursuant to Clause 4.3 into a fixed charge as regards all or any of that Charging Company's assets charged under Clause 4.3 and specified in the notice if:-

          6.1.1 an Event of Default occurs which remains unremedied or unwaived; or

          6.1.2 the Security Trustee in its absolute discretion considers those assets to be in danger of being seized, or sold under any form of distress, attachment, execution or other legal process.

     6.2 The floating charge created by a Charging Company under this Deed shall (in addition to the circumstances in which the same will occur under general law)

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          automatically be converted into a fixed charge in relation to the assets of that Charging Company:-

          6.2.1 on the convening of any meeting of the members of that Charging Company to consider a resolution to wind up that Charging Company; or

          6.2.2 on the presentation of a petition (other than a petition determined by the Security Trustee to be frivolous or vexatious) to wind up that Charging Company which is not discharged within fourteen days; or

          6.2.3 on the appointment of an administrator to that Charging Company; or

          6.2.4 if that Charging Company fails to comply with its obligations under Clause 7 of this Deed PROVIDED ALWAYS that in such circumstances the floating charge shall be converted into a fixed charge in respect only of the assets of such Charging Company which have been encumbered or that have been otherwise sold, discounted, factored, transferred, leased, lent or otherwise disposed of.

     6.3 Service by the Security Trustee of a notice pursuant to Clause 6.1 above in relation to any class of assets of any Charging Company shall not be construed as a waiver or abandonment of the Security Trustee's rights to serve similar notices in respect of any other class of assets or of any other of the rights of the Security Trustee and/or the Security Beneficiaries hereunder.

7.   NEGATIVE PLEDGE AND FURTHER SECURITY

     7.1 Each Charging Company severally covenants with the Security Trustee (for the benefit of the Security Beneficiaries) that during the continuance of this security it shall not without the consent in writing of the Security Trustee:-

          7.1.1 create, extend or permit to subsist any Security Interest (other than a Permitted Security Interest) upon any of the Charged Property to secure any liability, actual or contingent;

          7.1.2 save as permitted or required under this Deed or under the Facilities Agreement, sell, discount, factor, transfer, lease, lend or otherwise dispose of, whether by means of one or a number of transactions related or not and whether at one time or over a period of time, the whole or, save in the normal course of trading, any part of the Charged Property.

     7.2 Without prejudice to the generality of the covenant for further assurance deemed to be included herein by virtue of Section 76(1)(c) of the Act, each Charging Company shall from time to time whensoever requested by the Security Trustee and at such Charging Company's cost, execute in favour of the Security Trustee, or as the Security Trustee may reasonably direct, such further or other legal assignments, transfers, mortgages, legal or other charges or securities as in each case it may be lawful for such Charging Company to execute and are not inconsistent with the provisions of this Deed or the Facilities Agreement and the Security Trustee shall reasonably stipulate over the Charged Property for the purpose of more effectively providing the security stipulated herein for the payment or discharge of the Secured Obligations. Without prejudice to the generality of the foregoing, such assignments, transfers, mortgages, legal or other charges or securities shall be in such form as the Security Trustee may reasonably require and may contain provisions such as are

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          herein contained and provisions to the like effect to the extent it is legally able to do so and/or such other provisions of whatsoever kind as the Security Trustee shall reasonably consider requisite for the perfection of the security constituted by or pursuant to this Deed.

8.   REPRESENTATIONS AND WARRANTIES

     Each Charging Company hereby represents and warrants to the Security Trustee (for the benefit of the Security Beneficiaries) in respect of itself as follows:-

     8.1 no liquidator, Receiver, administrator or similar appointee has been appointed in respect of the Charging Company or any part of any of its assets and no action is currently being taken with a view to appointing any such liquidator, Receiver, administrator or similar appointee;

     8.2 neither the entry nor the performance of or compliance with its obligations under or pursuant to this Deed nor the creation of the security created by it pursuant to this Deed does or will violate in any material manner, or exceed any borrowing or other powers or restrictions granted or imposed under or pursuant to:-

          8.2.1 any law to which the Charging Company is subject; or

          8.2.2 the Charging Company's Memorandum or Articles of Association; or

          8.2.3 any other agreement, arrangement or understanding to which the Charging Company is a party or otherwise subject;

     8.3 each of the representations and warranties in sub-clauses 8.1 to 8.2 above will be correct and complied with in all material respects at all times during the continuance of this security.

9.   COVENANTS OF THE CHARGING COMPANIES

     Each of the Charging Companies hereby covenants that, during the continuance of this security:-

     9.1

          9.1.1 it shall maintain insurances on and in relation to its business and assets including, without limitation, employers liability insurance and product liability insurance third party liability insurance and cause all buildings trade and other fixtures forming part of the Charged Property to be insured with reputable underwriters or insurers against such risks and to such extent as is usual for companies carrying on a business such as that carried on by the Charging Company whose practice is not to self insure (or, in relation to any leasehold property in respect of which the insurance requirements are specified to be subject to the approval of the relevant landlord, use all reasonable endeavours to procure the same). If so required by the Security Trustee such insurances shall be effected in the joint names of the Charging Company and the Security Trustee or, at the option of the Security Trustee, with the interest of the Security Trustee noted on the policies of insurance and with the policies containing such provisions for the protection of the Security Trustee (for the benefit of the Security Beneficiaries) as the Security Trustee may require. The Charging Company shall from time to time upon written request supply the Security Trustee with copies of all such insurance

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               policies or certificates of insurance in respect thereof or such other evidence of the existence of such policies as may be acceptable to the Security Trustee and any premium receipts in respect of such policies;

          9.1.2 without limiting the generality of the preceding sub-clause if so required by the Security Trustee, use all reasonable endeavours to cause the policies of insurance maintained by it pursuant to paragraph 9.1.1 above to be as soon as reasonably practicable amended to include clauses reasonably satisfactory to the Security Trustee to ensure that no breach of any of the terms of any such policy of insurance nor failure to give notice of any event giving rise to any claim by any Charging Company will invalidate such policy of insurance or any provision thereof as regards the Security Trustee and/or the Security Beneficiaries and to ensure that the relevant insurer shall advise the Security Trustee:-

               9.1.2.1 of any cancellation alteration termination or expiry of any such policy at least 30 days before such cancellation alteration termination or expiry is due to take effect;

               9.1.2.2 of any default in the payment of any premium or failure to renew the insurance at least 30 days before the renewal date; and

               9.1.2.3 of any act or omission or the occurrence of any event of which the insurer has knowledge and which might invalidate or render unenforceable (in whole or in part) the insurance;

          9.1.3 it will duly and punctually pay all premiums and other monies necessary for effecting and keeping in force such insurances and shall renew all insurance at least 14 days before the relevant policies or contracts expire and shall promptly confirm in writing to the Security Trustee when each such renewal is effected;

          9.1.4 it shall not do or suffer or cause to be done or suffered anything whereby any insurance policy now or at any time effected upon the Charged Property may become liable to be vitiated or cancelled and in particular shall not use or allow the Charged Property to be used otherwise than in accordance with the terms of any policy of insurance for the time being relating thereto (including any warranties or trading limits therein) without first giving written notice to the Security Trustee and obtaining the consent of the insurers concerned and complying with such requirements as to the payment of extra premiums or otherwise as the insurers may impose;

          9.1.5 if default shall at any time be made by any Charging Company in effecting or keeping up the insurances referred to in sub-clause
               9.1.1 or in producing any such policy or receipt to the Security Trustee on demand, the Security Trustee may take out or renew such insurances in any sum which the Security Trustee may think expedient and all monies expended by the Security Trustee under this provision shall be deemed to be properly paid by the Security Trustee, and shall be reimbursed by the Charging Company on demand and shall bear interest at the highest rate for the time being in effect under the Facilities Agreement from the date of payment until the date of reimbursement. This Deed shall be a security for the reimbursement to the Security Trustee of such monies together with such interest as aforesaid;

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          9.1.6 all claims and monies received or receivable under any such insurances of freehold and leasehold properties shall (subject to the rights of any claims of any lessor or landlord of any part of the Charged Property) be applied by the Charging Company, in repairing, replacing, restoring or rebuilding the property damaged or destroyed (or shall be otherwise applied subject to the consent of the Security Trustee) or, if so directed by the Security Trustee after the occurrence only of an Event of Default, held by the Charging Company in trust for the Security Trustee;

     9.2 it shall keep all buildings forming part of the Charged Property and in which trading operations are carried on, and all plant, machinery, fixtures, fittings and other effects in or upon the same and every part thereof required for the use of the Charging Company in a state of repair working order and condition that is no worse than the state of repair, working order and condition as at the date of this Debenture and shall keep all other buildings in a good state of repair working order and condition, and shall comply with all covenants and notices in relation thereto to be performed by the Charging Company and contained in any lease of such buildings and permit the Security Trustee, its officers, employees and agents free access at all reasonable times and on the giving of reasonable notice to view the state and condition of the foregoing without becoming liable as mortgagees in possession;

     9.3 it shall duly and punctually pay all rates, rents, taxes, and other outgoings due by it in respect of the Charged Property or any of it;

     9.4 it shall permit the Security Trustee or its designated representatives on reasonable notice to have access during normal office hours to its accounts and accounting records and to any books and records relating to the Charged Property, to inspect and take extracts from the same and make photocopies thereof and the Charging Company shall provide, at its cost and expense, such clerical and other assistance as the Security Trustee may reasonably request with regard thereto;

     9.5 it shall in relation to the Charged Property comply with all material obligations under any present or future statute, regulation, order and instrument or under any bye-laws, regulations or requirements of any competent authority or other approvals, licences or consents and if requested by the Security Trustee produce to the Security Trustee within 14 days of receipt every material notice, order or proposal given or made in relation to the Charged Property by any competent authority and either comply with the same or make such objections and representations against the same as the Security Trustee may reasonably require or approve (such approval not to be unreasonably withheld or delayed);

     9.6 it shall observe and perform all covenants and stipulations from time to time affecting any part of the Charged Property or the manner of use or the enjoyment of the same and shall not without the prior written consent of the Security Trustee enter into any onerous or restrictive obligations affecting any part thereof;

     9.7 it shall not without the prior written consent of the Security Trustee such consent not to be unreasonably withheld or delayed confer on any person any right or licence to occupy any land or buildings forming part of the Charged Property or any licence to assign or sub-let any part of the Charged Property;

     9.8 it shall not carry out any development within the meaning of the Planning Acts in or upon the Charged Property or any part thereof without first obtaining such permissions as may be required under or by virtue of the Planning Acts, and in the

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

          case of development involving a substantial change in the structure or a change of use of the Charged Property or any part thereof, without first obtaining the written consent of the Security Trustee;

     9.9 it shall upon request by the Security Trustee deposit with the Security Trustee and the Security Trustee during the continuance of this security shall be entitled to hold all deeds and documents of title relating to the Charging Company's title to the freehold and leasehold and heritable property (and all insurance policies relating thereto to which the Charging Company is entitled to possession) and other Charged Property and all stocks, shares and other securities and all policies of insurance hereby charged for the time being;

     9.10 it shall preserve, maintain and renew as and when necessary all Intellectual Property required in connection with its business and/or the premises in which such business is conducted;

     9.11 it shall indemnify the Security Trustee (for the benefit of the Security Beneficiaries) (and as a separate covenant any Receiver appointed by them) against all existing and future rents, taxes, duties, fees, renewal fees, charges, assessments, impositions and outgoings whatsoever (whether imposed by deed or statute or otherwise and whether the nature of capital or revenue and even though of a wholly novel character) which now or at any time during the continuance of the security constituted by or pursuant to this Deed are payable in respect of the Charged Property or any part thereof or by the owner or occupier thereof; if any such sums as are referred to in this sub-clause shall be paid by the Security Trustee (or any such Receiver) the same shall be repaid by the Charging Company on demand with interest (as well after as before judgment) at the highest rate for the time being in effect under the Facilities Agreement from the date of payment until the date of reimbursement. This Deed shall be a security for the reimbursement to the Security Trustee of such monies together with interest as aforesaid;

     9.12 it shall:-

          9.12.1 notify the Security Trustee forthwith upon the acquisition by that Charging Company of any freehold or leasehold property;

          9.12.2 insofar as it is lawfully able to do so, on written demand made to that Charging Company by the Security Trustee and at the reasonable cost of the Charging Company, execute and deliver to the Security Trustee any legal mortgage in favour of the Security Trustee of any freehold or (subject to any prohibition on charging in the relevant lease) leasehold property which becomes vested in it after the date of this Deed (in similar form and terms to the legal mortgage in this Deed) which the Security Trustee may reasonably require;

          In the case of any leasehold property in relation to which the consent of the landlord in whom the reversion of that lease is vested is required in order for the Charging Company to perform any of its obligations under this Clause 9.12, the Charging Company shall not be required to perform that particular obligation unless and until it has obtained the landlord's consent (which it shall use its reasonable endeavours to do);

     9.13 it shall, in respect of any freehold or leasehold land which it may hereafter acquire and which is registered land (or unregistered land subject to compulsory first

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

          registration) apply to the Chief Land Registrar for the registration of a Restriction against the registered titles in the following terms:-

          "Except under an order of the Registrar no disposition by the proprietor of the land is to be registered without the consent of the proprietor for the time being of the Charge dated [___] in favour of The Governor and Company of the Bank of Scotland."

10   RECEIVABLES

     10.1 Each of the Charging Companies hereby covenants that during the continuance of this security it shall:-

          10.1.1 promptly get in and realise all Receivables in the ordinary course of its business and pay into a denominated account (the "Collections Account") with the Security Trustee or to such account as the Security Trustee shall from time to time direct all monies which it may receive in respect of the same forthwith on receipt;

          10.1.2 without prejudice to the foregoing, in the event of receipt or recovery of any amounts referred to in sub-clause 10.1.1 by any Charging Company, otherwise than by credit to the Collections Account, the Charging Company shall pay the same to the Collections Account forthwith upon receipt or recovery and in like funds as received or recovered by the relevant Charging Company and such Charging Company shall in the meantime hold the same on trust for this purpose;

          10.1.3 deal with such Receivables in accordance with any directions from time to time given by the Security Trustee and in default of and subject to any such directions deal with the same only in the ordinary course of getting in and realising the same (without selling assigning factoring or discounting the same in any way);

          10.1.4 if called upon to do so by the Security Trustee execute and deliver to the Security Trustee a legal assignment of the Receivables to the Security Trustee (to the extent that the Receivables have not already been assigned to the Security Trustee) on such terms as the Security Trustee may require and give notice thereof to the debtors from whom the Receivables are due owing or incurred and take any other steps as the Security Trustee may require to perfect such legal assignment;

          10.1.5 not without the prior consent of the Security Trustee sell, assign, factor, discount, release, exchange, compound, set-off, grant time or indulgence in respect of or in any other manner deal with all or any of the Receivables save as hereinbefore expressly provided PROVIDED ALWAYS that no set-off arising by operation of law or by virtue of any equitable rights of set-off shall constitute a breach of this Clause 10.1.5.

     10.2 The Collections Account must be maintained at a branch of the Security Trustee.

     10.3 Before the security constituted by this Deed shall have been enforced the monies credited to the Collections Account may be withdrawn by the relevant Charging Company and applied by it for any lawful purpose.

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     10.4 Amounts standing to the credit of each Collections Account shall bear interest at a fair market rate agreed between the Security Trustee and the relevant Charging Company and in default of agreement at the Security Trustee's standard rate for deposits of this size and nature.

     10.5 Upon the security constituted by this Deed being enforced the Security Trustee (or a Receiver) may (subject to the payment of any claims having priority to this security) withdraw amounts standing to the credit of each Collections Account to meet any amount due and payable in respect of the Secured Obligations.

     10.6 The Security Trustee, any of the Security Beneficiaries or a Receiver shall not be responsible to any Charging Company for any non-payment of any liability of any Charging Company which could be paid out of monies standing to the credit of the relevant Collections Account, nor be liable to any Charging Company for any withdrawal wrongly made if made in good faith.

     10.7 The Security Trustee may delegate its powers of withdrawal under this Clause to the administrative receiver, and/or manager appointed pursuant to this Debenture.

     10.8 Prior to the floating charge constituted by Clause 4.3 hereof being converted into a fixed charge by operation of law or otherwise and in the absence of any directions from the Security Trustee under Clause
          10.1.3 hereof any moneys received by the relevant Charging Company and paid into the Collections Account in respect of the Receivables shall upon payment in stand released from the fixed charge contained in Clause 4.2.8 hereof and shall stand subject to the floating charge contained in Clause 4.3 hereof but such release shall in no respects derogate from the subsistence of the said fixed charge on all other Receivables for the time being outstanding.

11.  THE SECURITY TRUSTEE'S POWERS OF SALE AND LEASING

     11.1 The Security Trustee (on behalf of the Security Beneficiaries) may exercise the statutory power of sale conferred on mortgagees by the Act free from the restrictions imposed by Section 103 thereof.

     11.2 The Secured Obligations shall be deemed to have become due within the meaning of Section 101 of the Act and the security created by the Charging Companies by or pursuant to this Deed shall immediately become enforceable and the power of sale and other powers conferred by the said Section and/or by Schedule 1 to the Insolvency Act 1986, in each case as varied or extended by this Deed, and all other powers conferred on the Security Trustee (for the benefit of the Security Beneficiaries) by this Deed shall be immediately exercisable at any time, in relation to the whole or any part of the Charged Property, after the Security Trustee shall have validly and effectively demanded the payment or discharge by the Charging Companies or any of them of all or any of the Secured Obligations. Any demand for payment shall be valid and effective for the purposes of this sub-clause 11.2 notwithstanding that the demand may contain an inaccurate or incomplete statement of the Secured Obligations.

     11.3 The statutory powers of leasing, letting, entering into agreements for leases or lettings and accepting and agreeing to accept surrenders of leases conferred by Sections 99 and 100 of the Act shall be exercisable by the Security Trustee at any time after the Security Trustee shall have demanded the payment or discharge by the Charging Companies or any of them of all or any of the Secured Obligations in accordance with the provisions of Clause 11.2 and whether or not the Security

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          Trustee shall then be in possession of that part of the Charged
          Property proposed to be leased so as to authorise the Security Trustee to make a lease or agreement for lease at a premium and for any length of term and generally without any restriction on the kinds of leases and agreements for lease that the Security Trustee may make and generally, without the necessity for the Security Trustee to comply with any restrictions imposed by or any other provisions of the said Sections 99 and 100, the Security Trustee may delegate such powers to any person but no such delegation shall preclude the subsequent exercise of any such powers by the Security Trustee itself or a subsequent delegation by the Security Trustee to any other person; and any such delegation may be revoked by the Security Trustee at any time.

12.  CONSOLIDATION OF SECURITIES

     Sub-section (1) of Section 93 of the Act shall not apply to this Deed.

13.  APPOINTMENT AND POWERS OF RECEIVER

     13.1 At any time after the security constituted by this Deed becomes enforceable and while it remains so or at the request of the relevant Charging Company the Security Trustee (on behalf of the Security Beneficiaries) may appoint one or more persons to be a Receiver of the whole or any part of the Charged Property and/or of the income thereof. The Security Trustee may:-

          13.1.1 (subject to the provisions of the Insolvency Act 1986) remove any Receiver previously appointed hereunder; and

          13.1.2 appoint another person or persons as Receiver either in place of a Receiver so removed or who has otherwise ceased to act or to act jointly with a Receiver previously appointed.

     13.2 If at any time and by virtue of any such appointment(s) any two or more persons shall hold office as Receiver of the whole or the same part or parts of the Charged Property and/or the income thereof they shall have power to act severally (unless the contrary shall be stated in the deed(s) or other instrument(s) appointing them).

     13.3 Every Receiver shall (subject to any limitations or restrictions expressed in the deed or other instrument appointing him but notwithstanding any winding-up or dissolution of the Charging Companies or any of them) have and be entitled to exercise all powers conferred by the Act and/or the Insolvency Act 1986 and/or any other statute conferring power on a Receiver and in particular by way of addition thereto but without limiting any general powers hereinbefore referred to (and without prejudice to the Security Trustee's powers) the Receiver shall have power:-

          13.3.1 to take possession of collect and get in the Charged Property and/or income in respect of which he was appointed;

          13.3.2 to carry on or concur in carrying on the business of any of the Charging Companies and raise money from the Security Beneficiaries and others without security or on the security of all or any of the Charged Property;

          13.3.3 to alter, improve, develop, complete, construct, modify, refurbish or repair any building or land and to complete or undertake or concur in the completion or undertaking (with or without modification) of any project in which any of the Charging Companies were concerned or interested prior to

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

               his appointment being a project for the alteration, improvement, development, completion, construction, modification, refurbishment or repair of any building or land;

          13.3.4 to sell or concur in selling leasing or otherwise disposing of the whole or any part of the Charged Property in respect of which he was appointed without the need to observe the restriction imposed by Section 103 of the Act;

          13.3.5 to carry out any sale lease or other disposal of the whole or any part of the Charged Property by conveying transferring assigning or leasing in the name of any of the Charging Companies and for that purpose to enter into covenants and other contractual obligations in the name of and so as to bind any of the Charging Companies;

          13.3.6 to take any such proceedings as he shall think fit in respect of the Charged Property and/or income in respect of which he was appointed in the name of any of the Charging Companies or otherwise including proceedings for recovery of rent or other monies in arrear at the date of his appointment;

          13.3.7 to enter into or make any such agreement, arrangement or compromise as he shall think fit;

          13.3.8 to insure the Charged Property as he shall think fit or as the Security Trustee shall direct and renew any insurances;

          13.3.9 to appoint and employ such managers, officers and workmen and engage such professional advisers as he shall think fit including without prejudice to the generality of the foregoing power to employ his partners and firm;

          13.3.10 to operate any rent review clause in respect of any property in respect of which he was appointed or any part thereof and to apply for any new or extended lease;

          13.3.11 to do all such other things as may seem to him to be incidental or conducive to any other power vested in him in the realisation of the security hereby constituted.

     13.4 In making any sale or other disposal in the exercise of their respective powers the Receiver or the Security Trustee (on behalf of the Security Beneficiaries) may accept as and by way of consideration for such sale or other disposal cash, shares, loan capital or other obligations including, without limitation, consideration fluctuating according to or dependent upon profit or turnover and consideration the amount whereof is to be determined by a third party. Any such consideration may be receivable in a lump sum or by instalments and upon receipt by the Receiver shall ipso facto be and become charged with the payment of the Secured Obligations. Any contract for any such sale or other disposal by the Receiver or the Security Trustee may contain conditions excluding or restricting the personal liability of the Receiver, and the Security Trustee and/or the Security Beneficiaries.

     13.5 All monies received by the Security Trustee or by any Receiver appointed under this Deed shall (subject to the rights and claims of any person having a security ranking in priority to the security constituted by this Deed) be applied in the following order:-

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          13.5.1 in satisfaction of the costs, charges and expenses of and incidental to the Receiver's appointment and the payment of his remuneration;

          13.5.2 in the payment and discharge of any liabilities incurred by the Receiver on the Charging Companies' behalf in the exercise of any of the powers of the Receiver;

          13.5.3 in providing for the matters (other than the remuneration of the Receiver) specified in the first three paragraphs of sub-section (8) of Section 109 of the Act;

          13.5.4 in or towards the satisfaction of the Secured Obligations and all the other obligations of the Charging Companies under this Deed; and any surplus shall be paid to the Charging Companies or other person entitled thereto. The provisions of this Clause 13.5 and Clause 13.7 shall take effect as and by way of variation and extension to the provisions of the said Section 109 which provisions as so varied and extended shall be deemed incorporated herein.

     13.6 Every Receiver so appointed shall be deemed at all times and for all purposes to be the agent of the Charging Companies and (subject to the provisions of the Companies Act 1985 and the Insolvency Act 1986) the Charging Companies shall be solely responsible for his acts and defaults (except for wilful acts of default and recklessness) and for the payment of his remuneration.

     13.7 Every Receiver so appointed shall be entitled to remuneration for his services at a rate to be fixed by agreement between him and the Security Trustee (or failing such agreement to be fixed by the Security Trustee) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm and without being limited to the maximum rate specified in
          Section 109(6) of the Act.

     13.8 Only monies actually paid by any such Receiver to the Security Trustee in satisfaction or discharge of the Secured Obligations shall be capable of being applied by the Security Trustee in satisfaction thereof.

     13.9 All or any of the powers, authorities and discretions which are conferred by this Deed either expressly or impliedly by or upon a Receiver may be exercised by the Security Trustee in relation to the whole of the Charged Property or any part thereof or notwithstanding the appointment of a Receiver of such property or any part thereof.

14.  POWER OF ATTORNEY

     14.1 Each of the Charging Companies hereby irrevocably appoints:-

          14.1.1 the Security Trustee;

          14.1.2 each and every person to whom the Security Trustee shall from time to time have delegated the exercise of the power of attorney conferred by this Clause; and

          14.1.3 any Receiver appointed hereunder and for the time being holding office as such,

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                                                                              19
          severally to be its attorney and on its behalf and in its name or otherwise to execute and do all such assurances, acts and things which may be required (or which the Security Trustee or any Receiver appointed hereunder shall consider requisite) for the protection of any security created hereunder and following the occurrence of an Event of Default or a Potential Event of Default and for carrying out any obligation imposed on any of the Charging Companies by or pursuant to this Deed including (without prejudice to the generality of the foregoing) generally for enabling the Security Trustee and the Receiver to exercise their respective powers conferred on them by this Deed or by the Act or the Insolvency Act 1986. The Security Trustee shall have full power to delegate the power conferred on it by this Clause but no such delegation by the Security Trustee to any person shall preclude the subsequent exercise of such power by the Security Trustee itself or any subsequent delegation thereof by the Security Trustee to any other person; and the Security Trustee may revoke any such delegation at any time.

     14.2 Each of the Charging Companies hereby ratifies and confirms and agrees to ratify and confirm whatever such attorney as is mentioned in Clause
          14.1 shall lawfully do or in good faith purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in Clause 14.1.

     14.3 The power of attorney hereby granted is as regards any such Receiver (and as each of the Charging Companies hereby acknowledges) granted irrevocably and for value as part of the security constituted by this Deed to secure proprietary interests of and the performance of obligations owed to the respective donees within the meaning of the Powers of Attorney Act 1971.

15.  PROTECTION OF THIRD PARTIES

     No person dealing with the Security Trustee or with any Receiver of the Charged Property or any part thereof appointed by the Security Trustee or with any delegate or sub-delegate of the Security Trustee shall be concerned to enquire whether any event has happened upon which any of the powers, authorities and discretions conferred by or pursuant to this Deed in relation to the Charged Property or any part thereof are or may be exercisable by the Security Trustee or by any such Receiver, delegate or sub-delegate or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such powers and all the protection to purchasers contained in Sections 104 and 107 of the Act and
     Section 42(3) of the Insolvency Act 1986 shall apply to any person purchasing from or dealing with the Security Trustee or any such Receiver, delegate or sub-delegate in like manner as if the statutory powers of sale and of appointing a Receiver in relation to the Charged Property had not been varied or extended by this Deed.

16.  NEW ACCOUNTS

     If any of the Security Beneficiaries shall at any time receive notice (whether actual or otherwise) of any subsequent Security Interest other than a Permitted Security Interest affecting the Charged Property or any part of it, the relevant Security Beneficiary may open a new account or accounts for any of the Charging Companies in its books and if it does not in fact open any such new account then, unless the relevant Security Beneficiary gives written notice to the relevant Charging Company to the contrary, the relevant Security Beneficiary shall nevertheless be treated as if it had in fact done so at the time when it received or was deemed to have received such notice. As from that time and unless such written notice shall be given to any of the Charging Companies, all payments by or on behalf of such Charging Company to the relevant Security Beneficiary shall be credited, or treated as having been credited, to a new account of such Charging Company and shall not operate to reduce such

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                                                                              20

     Charging Company's indebtedness and other liabilities to the relevant Security Beneficiary at the time when the relevant Security Beneficiary received or was deemed to have received such notice.

17. RIGHTS AS BETWEEN EACH CHARGING COMPANY, THE OTHER CHARGING COMPANIES AND THE SECURITY TRUSTEE (ON BEHALF OF THE SECURITY BENEFICIARIES)

     It is hereby agreed and declared by each Charging Company that:-

     17.1 As between such Charging Company and the Security Trustee the property hereby charged by such Charging Company shall so far as concerns the Security Trustee be deemed to be a primary and principal security (notwithstanding that the property is hereby charged by such Charging Company by way of collateral security only) and accordingly such Charging Company shall not be released or discharged nor shall the security constituted by or pursuant to this Deed be impaired, affected or revoked by any act, omission, transaction, limitation, matter, thing or circumstance whatsoever which but for this provision might operate to release or exonerate such Charging Company or all or any part of the security constituted by or pursuant to this Deed or reduce, impair or affect such security or cause all or any part of the Secured Obligations to be irrecoverable from or unenforceable against the Charging Companies or any other person or to discharge, reduce, affect or impair the security constituted by or pursuant to this Deed, including without limitation:-

          17.1.1 any time, waiver or indulgence granted to any of the Charging Companies or any other person or the forbearance of the Security Trustee in enforcing the obligations of any of the Charging Companies or any other person under the Facilities Agreement or hereunder or in respect of any other guarantee, security, obligation, right or remedy;

          17.1.2 the recovery of any judgment against any of the Charging Companies or any other person or any action to enforce the same;

          17.1.3 the taking of any other security from any of the Charging Companies or any other person or the variation, compromise, renewal or release of, or the failure, refusal or neglect to take, perfect or enforce, any rights, remedies or securities from or against any of the Charging Companies or any other person;

          17.1.4 any alteration in the constitution of any of the Charging Companies or any defect in or irregular exercise of the powers of any of the Charging Companies (including, without limitation the borrowing powers of the Charging Companies) or any other person or any legal limitations, disability, incapacity or other circumstances relating to any of the Charging Companies or any other person;

          17.1.5 subject as hereinafter provided, notwithstanding any amendment or supplement to or variation of the Facilities Agreement, the Security Documents or any other document or security whether or not the same shall increase the amount of the Facilities or the amount of any sums payable to the Security Trustee (on behalf of the Security Beneficiaries) and without prejudice to anything else herein contained, this Deed shall be a continuing security for any such increased amount or liability;

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                                                                              21

          17.1.6 the insolvency, bankruptcy, liquidation or reorganisation of, or analogous proceedings relating to any of the Charging Companies or any other person or any composition or arrangement made by any of them with the Security Trustee and/or the Security Beneficiaries or any other person or any transfer or extinction of any liabilities of any of the Charging Companies or any other person by any law, order, regulation, decree, court order or similar instrument; or

          17.1.7 any irregularity, unenforceability or invalidity of any obligations of any of the Charging Companies or any other person under any security or document (including this Deed) (to the intent that the security constituted by or pursuant to this Deed shall remain in full force and this Deed be construed accordingly as if there were no such irregularity, unenforceability or invalidity);

          and so that as a separate and independent stipulation all sums, obligations and liabilities the payment and discharge of which is expressed to be secured by this Deed which may not be recoverable from another Charging Company by reason of any act, omission, transaction, limitation, matter, thing or circumstance whatsoever shall nevertheless be recoverable from such Charging Company as though the same had been incurred by such Charging Company and such Charging Company was the sole or principal debtor in respect thereof.

     17.2 Until all sums and liabilities intended to be secured by these presents have been paid off and satisfied in full, such Charging Company will not, unless the Security Trustee shall otherwise consent or, in the case of Clause 17.2.2 and 17.2.3 direct:-

          17.2.1 exercise any right of subrogation or contribution or any other right or remedy which it may have in respect of any sum recovered under these presents and so that all claims and other rights and remedies it may have against any of the Charging Companies in relation thereto (including, except to the extent required by the mandatory provisions of any applicable laws, any right of set-off or counterclaim) shall be subject and subordinate to the prior payment and satisfaction in full to the Security Trustee for the benefit of the Security Beneficiaries of all sums and liabilities expressed to be hereby secured;

          17.2.2 at any time after the security constituted by these presents has become enforceable and while it remains so, claim or receive payment of any monies due to it by any of the Charging Companies or exercise any other right or remedy (including, except to the intent required by the mandatory provisions of any applicable laws, any rights of set-off or counterclaim);

          17.2.3 subject to the terms of the Intercreditor Agreement prove in any liquidation, bankruptcy, insolvency, reorganisation or analogous proceedings relating to any of the Charging Companies in competition with the Security Trustee or the Security Beneficiaries for any sums or liabilities owing or incurred to it by any of the Charging Companies;

          17.2.4 be entitled to the benefit of any security held by or on behalf of the Security Trustee in respect of any sums and liabilities expressed to be secured by these presents;

          17.2.5 take or hold security from any of the Charging Companies.

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                                                                              22

          Any monies received and any security taken or held by a Charging Company such as is referred to in this sub-clause 17.2 and whether with or without the consent of the Security Trustee and whether or not in breach of the provisions of this Clause 17.2 shall be held by such company in trust to pay or hold the same for the Security Trustee in or towards discharge or, as the case may be, as security for the liabilities hereby secured.

     17.3 The Security Trustee (on behalf of the Security Beneficiaries) shall be entitled to enforce the security constituted by these presents against any one or more of the Charging Companies without making any demand on or taking any proceedings against any of the other Charging Companies or any other person or exhausting any right or remedy against any of the Charging Companies or any other person or taking any action to enforce any part of the security constituted by any of the other Security Documents or any other guarantee or security and so that the Security Trustee shall be at liberty but not bound to resort to any other means of payment at any time and in any order as the Security Trustee thinks fit without thereby diminishing or affecting the security constituted by these presents and the security constituted by these presents may be enforced either for the payment of the ultimate balance after other means of payment have been resorted to or for the balance due at any time, notwithstanding that other means of payment have not been resorted to and, in the latter case, without entitling any Charging Company to any benefit from and/or any right of contribution in respect of such other means of payment until all sums and liabilities expressed to be secured by these presents have been finally paid off or satisfied in full.

     17.4 The security constituted by these presents is in addition to and is not to prejudice or affect or be prejudiced or affected by:-

          17.4.1 any other guarantee, security or lien for the sums and liabilities intended to be hereby secured which is or are now or may thereafter be held by any of the Security Beneficiaries from any Charging Company or any other person; or

          17.4.2 by the omission of the Security Trustee or Security Beneficiaries to take any such security.

     17.5 Any dividends or payment received by or on behalf of the Security Trustee in respect of the sums and liabilities expressed to be secured by these presents in any insolvency, bankruptcy, liquidation, reorganisation or similar proceedings, shall for the purposes of this Deed be taken to discharge those sums and liabilities only to the extent of the actual amount so received and so that the Security Trustee (on behalf of the Security Beneficiaries) may prove in any insolvency, bankruptcy, liquidation, reorganisation or similar proceedings of the Charging Company concerned for the full amount then owing to it.

18.  CONSOLIDATION OF ACCOUNTS AND SET-OFF

     In addition to any general lien or similar right to which it may be entitled by operation of law, each of the Security Beneficiaries shall have the right at any time after the security hereby constituted has become enforceable and while it remains so and without notice to the Charging Companies (as well before as after making any demand hereunder) to combine or consolidate all or any of the Charging Companies' then existing accounts (including the Collections

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                                                                              23

     Account) with and liabilities to them and to set-off or transfer any sum or sums standing to the credit of any one or more of such accounts (including the Collections Account) in or towards satisfaction of any of the liabilities of all or any of the Charging Companies to the Security Beneficiaries on any other account or in any other respect. The liabilities referred to in this Clause may be actual, contingent, primary, collateral, several or joint liabilities, and the accounts, sums and liabilities referred to in this Clause may be denominated in any currency. The existence of the floating charge contained in Clause 4.3 hereof over the proceeds of collection of any Receivables will not prejudice the right contained in this Clause 18 to combine or consolidate accounts.

19.  CURRENCY

     19.1 All monies received or held by the Security Trustee or any Receiver under this Deed may be converted into such other currency as the Security Trustee or Receiver considers necessary or desirable to cover the obligations and liabilities comprised in the Secured Obligations in that other currency at the Security Trustee's spot rate of exchange then prevailing for purchasing that other currency with the existing currency.

     19.2 No payment to the Security Trustee (whether under any judgement or court order or otherwise) shall discharge the obligation or liability of the relevant Charging Company in respect of which it was made unless and until the Security Trustee shall have received payment in full in the currency in which the obligation or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Security Trustee shall have a further separate cause of action against the relevant Charging Company and shall be entitled to enforce the security constituted by this Deed to recover the amount of the shortfall.

20.  SUSPENSE ACCOUNT

     All monies received, recovered or realised by the Security Trustee under this Deed may in the discretion of the Security Trustee be credited to any suspense or impersonal account and may be held in such account for so long as the Security Trustee thinks fit (with interest accruing thereon at such rate, if any, as the Security Trustee may deem fit for the account of the relevant Charging Company) pending their application from time to time (as the Security Trustee shall be entitled to do in its discretion) in or towards the discharge of any of the Secured Obligations.

21.  TIME AND INDULGENCES

     21.1 The Security Trustee may at any time or times without discharging or in any way affecting the security created by or pursuant to this Deed or any remedy in respect of such security, grant to any of the Charging Companies time or indulgence or abstain from asserting, calling, exercising or enforcing any remedies, securities, guarantees or other rights which it may now or hereafter have from or against any of the Charging Companies.

     21.2 The Security Trustee may in its discretion grant time or other indulgence, or make any other arrangement, variation or release with, any person or persons not party hereto (whether or not such person or persons are jointly liable with the Charging Companies) in respect of any of the Secured Obligations or of any other security therefor or guarantee in respect thereof without prejudice either to the security constituted by or pursuant to this Deed or to the liability of the Charging Companies for the Secured Obligations or the exercise by the Security Trustee of any rights, remedies and privileges conferred upon it by this Deed.

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                                                                              24

22.  REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS

     22.1 No failure on the part of the Security Trustee or any Receiver to exercise, and no delay on its part or their part in exercising, any right or remedy under this Deed will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

     22.2 Any provision of this Deed may be amended only if the Security Trustee and the Charging Companies so agree in writing and any breach hereof may be waived before or after it occurs only if the Security Trustee so agrees in writing. Any such waiver, and any consent by the Security Trustee under any provision of this Deed, must be in writing and may be given subject to any conditions thought fit by the Security Trustee. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

23.  EXPENSES

     The Charging Companies agree to pay to the Security Trustee on demand (on a full indemnity basis) all costs, charges, expenses and other sums properly incurred or to be incurred by the Security Trustee or the Security Beneficiaries or by or through any Receiver, attorney, delegate, sub-delegate, substitute or agent of the Charging Companies, or the Security Trustee for any of the purposes referred to in this Deed relating to or in connection with the security over the Charged Property including (without prejudice to the generality of the foregoing):-

     23.1 all liabilities resulting from any delay in paying any stamp duty, value added tax or other similar taxes imposed on the Charged Property or in connection with any of the transactions contemplated by this Deed and all liabilities resulting from any delay in paying any such taxes;

     23.2 the remuneration of any such Receiver, attorney, delegate, sub-delegate, substitute or agents of the Charging Companies and of any other servants or agents employed by the Security Trustee for any purposes connected with the enforcement or attempted enforcement of this Deed or the protection preservation realisation or attempted protection or preservation of the Charged Property; and

     23.3 all costs charges and expenses (whether in respect of litigation or not) and incurred in the protection, realisation or enforcement of this Deed or the collection and recovery of any monies from time to time arising under such security (or any security collateral or supplemental thereto) or in insuring, inspecting, maintaining, completing, managing, letting, realising or exercising any other power, authority or discretion in relation to the Charged Property or any part thereof incurred under this Deed;

     to the intent that subject as provided herein the Security Trustee shall be afforded a full and unlimited indemnity in respect thereof.

24.  PROVISIONS SEVERABLE

     Every provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one or more of such provisions is or becomes invalid, illegal

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                                                                              25
     or unenforceable, the validity, legality and enforceability of the remaining such provisions shall not in any way be affected thereby.

25.  AVOIDANCE OF PAYMENTS

     25.1 No assurance, security or payment which may be avoided under any law relating to bankruptcy, insolvency or winding-up (including Sections 238, 239, 244 or 245 of the Insolvency Act 1986), and no release, settlement or discharge given or made by the Security Trustee (on behalf of the Security Beneficiaries) on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Security Trustee to enforce the security created by or pursuant to this Deed to the full extent of the Secured Obligations.

     25.2 Any settlement or discharge between a Charging Company and any Security Beneficiary shall be conditional upon no security or payment to such Security Beneficiary by that Charging Company or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force and accordingly (but without limiting the other rights of such Security Beneficiary hereunder), such Security Beneficiary shall be entitled to recover from that Charging Company the value which such Security Beneficiary has placed upon such security or the amount of any such payment as if such settlement or discharge had not occurred.

     25.3 Subject to Clause 25.2, upon all the Secured Obligations having been paid or discharged in full and all the Security Beneficiaries having ceased to have any further obligations under any Security Documents whether actual or contingent to make any credit or accommodation to any Group Company, the Security Trustee will, at the request and cost of the Charging Companies, immediately execute, reassign and/or do all such deeds, acts and things as may be reasonably necessary to release the Charged Property from the security and guarantees created by or pursuant to this Deed.

26.  DISCRETIONS

     26.1 Any liberty or power which may be exercised or any determination which may be made hereunder by the Security Trustee, as against the Charging Companies, may be exercised or made (unless otherwise expressly provided in this Deed or in the Facilities Agreement) in the absolute and unfettered discretion of the Security Trustee which shall not be under any obligation to give reasons therefor.

     26.2 In this Deed where any matter fact or opinion is qualified by the words "reasonable" or "material" or any variations thereof the determination by the Security Trustee of what is reasonable or material shall be binding on the Charging Companies unless the Charging Company concerned shows that such determination is unreasonable.

27.  ASSIGNMENT

     The Security Trustee shall have a full and unfettered right to assign the whole (but not part) of the benefit of this Deed to any person to whom the Security Beneficiaries have the right to assign their interest in the Facilities Agreement.

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

28.  INTERCREDITOR AGREEMENT AND FACILITIES AGREEMENT TO PREVAIL

     Where any provision in this Deed conflicts with a provision of the Intercreditor Agreement and/or the Facilities Agreement the terms of the Intercreditor Agreement shall prevail for so long as the same remains in force and thereafter the terms of the Facilities Agreement shall prevail for so long as the same remains in full force and effect. Any consent, waiver or concession granted under the Facilities Agreement shall also operate as a consent, waiver or concession hereunder. Where the context permits, the rights and remedies of the Security Trustee under the Facilities Agreement and the Intercreditor Agreement and this Deed are cumulative.

29.  NOTICES

     29.1 All communications to made hereunder shall be made in writing.

     29.2 Any notices, proceedings or other documents to be served on any of the Charging Companies pursuant to this Deed shall be addressed to it at its registered office for the attention of the Managing Director or at such other address as a Charging Company may hereafter advise the Security Trustee in writing.

     29.3 Any notice to the Security Trustee should be addressed if despatched by mail to the Security Trustee at 124 Colmore Row, Birmingham B3 3AU or at such other address as it may hereafter advise the other parties in writing.

     29.4 Any notice to any Charging Company shall be deemed to have been given:-

          29.4.1 if posted, on the second Business Day following the day on which it has been properly despatched by first class mail (airmail, if appropriate) postage prepaid; and

          29.4.2 if sent by facsimile transmission, on the Business Day on which transmitted or if sent after 5.00 p.m. at 9.30 a.m. on the next following business day or, in the case of a written notice lodged by hand, at the time of actual delivery thereof at the address referred to above.

     29.5 Any notice to the Security Trustee shall be deemed to have been given only on actual receipt by the Security Trustee and the Security Trustee will promptly acknowledge receipt of any such notice.

30.  LAW AND JURISDICTION

     This Deed shall be governed and construed in accordance with English law and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the English Courts.

31.  MEMORANDUM AND ARTICLES

     Each of the Charging Companies hereby certifies that its creation by this Deed of Security in favour of the Security Trustee (for the benefit of the Security Beneficiaries) does not contravene any of the provisions of their respective Memoranda and Articles of Association.

IN WITNESS whereof the Charging Companies have each duly executed this Deed the day and the year first before written

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

                                 FIRST SCHEDULE

                             The Charging Companies

Company Name                           Registered No.   Registered Office
------------                           --------------   -----------------

DDI Europe Limited                     3731403          Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

DDI Group Limited                      445250           Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

Classical Circuits Limited             1034995          Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

DDI Technologies Limited               1336602          Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

Pretan Engineering Limited             2407995          Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

Integrated Designs & Systems Limited   2624416          Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

Dynamic Details Limited                3232495          Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

Zlin Electronics Limited               1338479          Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

DDI Precision Limited                  2900127          Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

DDI International Limited              3328896          Green Lane, Tewkesbury,
                                                        Gloucestershire GL20 8DN

Thomas Walter Limited                  1415705          Green Lane, Tewkesbury
                                                        GL20 8DN

DDI Sales Limited                      03292688         Green Lane, Tewkesbury
                                                        GL20 8DN

Redlab Limited                         03367094         Green Lane, Tewkesbury
                                                        GL20 8DN

Krizantem Limited                      03366229         Green Lane, Tewkesbury
                                                        GL20 8DN

BWMP (Holdings) Limited                03085865         Green Lane, Tewkesbury
                                                        GL20 8DN

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

                               THE SECOND SCHEDULE

                                     Part I

                           Details of Registered Land

Property                                                          Title No.

Leasehold property at Unit 17 Alexandra Way, Ashchurch Business   GR164514
Centre, Tewkesbury, Gloucester

Leasehold property at 9 Harris Road also known as 32 Harris       WT177524
Road, Porte Marsh Industrial Estate, Calne, Wiltshire

Leasehold property at Woburn Road Industrial Estate, Postley      BD199250
Road, Kempston, Bedfordshire

                                     Part II

                          Details of Unregistered Land

Leasehold property at First Floor, Phase 4 Building Racal Site, Northway Industrial Estate, Green Lane, Tewkesbury, Gloucester

Leasehold property at 214 Red Lion Road, Tolworth, Surbiton, Surrey

Leasehold property at 21-23 Harris Road, Porte Marsh Industrial Estate, Calne, Wiltshire

Leasehold property at Unit C Belcon Industrial Estate, Bingley Road, Hoddesdon, Hertfordshire

Leasehold property at Axis 10, John Tate Road, Foxholes Business Park, Hertford

Leasehold property at Unit 8, Harris Road, Porte Marsh Industrial Estate, Calne, Wiltshire

Leasehold property at Unit 9, Harris Road, Porte Marsh Industrial Estate, Calne, Wiltshire

Leasehold property at Unit 10, Harris Road, Porte Marsh Industrial Estate, Calne, Wiltshire

Leasehold property at Unit 1, Harris Road, Porte Marsh Industrial Estate, Calne, Wiltshire

Leasehold property at Unit 2, Harris Road, Porte Marsh Industrial Estate, Calne, Wiltshire

Leasehold property at Unit 4, Harris Road, Porte Marsh Industrial Estate, Calne, Wiltshire

Leasehold property at Unit 5, Harris Road, Porte Marsh Industrial Estate, Calne, Wiltshire

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

                               THE THIRD SCHEDULE

                                  The Guarantee

1. The Guarantee is to be a continuing security for the whole amount now due or owing to the Security Trustee (on behalf of the Security Beneficiaries) or which may hereafter at any time become due or owing to the Security Trustee (on behalf of the Security Beneficiaries) as provided for in Clause 2 (including any and all liabilities interest and bank charges arising pursuant to and in connection therewith). References in this Schedule to payments of sums owing to or security held by or rights of the Security Trustee are references to the Security Trustee on its own behalf and on behalf of the Security Beneficiaries.

2. For all purposes of the liability of the Charging Companies and each of them to the Security Trustee (on behalf of the Security Beneficiaries) under the Guarantee (including in particular but without prejudice to the generality of the foregoing the liability of the Charging Companies for interest) every sum of money which may now be or which hereafter may from time to time become due or owing to the Security Trustee (on behalf of the Security Beneficiaries) (or would have become so due or owing were it not for the winding up of any other company) shall be deemed to continue due and owing to the Security Trustee (on behalf of the Security Beneficiaries) until the same shall be actually repaid to the Security Trustee (on behalf of the Security Beneficiaries) notwithstanding the winding up of any company or any other event whatever.

3. The Guarantee is to be in addition to and is not to prejudice or be prejudiced by any other securities or guarantees (including any guarantee signed by the Charging Companies or any of them) which the Security Trustee (on behalf of the Security Beneficiaries) or the Security Beneficiaries may now or hereafter hold on account of the Secured Obligations and is to be binding on the Charging Companies and each of them as a continuing security notwithstanding any payments from time to time made to the Security Trustee, (on behalf of the Security Beneficiaries) or the Security Beneficiaries or any settlement of account or any other thing whatsoever.

4. The Guarantee is to be applicable to the ultimate balance that may become due to the Security Trustee (on behalf of the Security Beneficiaries) or the Security Beneficiaries from any Charging Company and until payment of such balance no Charging Company shall be entitled to participate in any security held or money received by the Security Trustee (on behalf of the Security Beneficiaries) on account of such balance or to stand in the place of the Security Trustee or any of the Security Beneficiaries in respect of any such security or money until all monies and liabilities hereby guaranteed have been paid or discharged in full.

5. Any admission or acknowledgement in writing by a director of any Charging Company or any duly authorised person on behalf of any Charging Company of the amount of the indebtedness of the relevant Charging Company or of other matters relating to the Guarantee or any judgment or award of a competent court or tribunal in the United Kingdom or elsewhere obtained by the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves against any or all of the Charging Companies or proof by the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves in a winding up of a Charging Company which is admitted or, in the absence of manifest error, any statement of account furnished by the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves (the correctness of which is certified by the Security Trustee), shall be prima facie evidence binding on the Charging Companies and each of them in the absence of proof to the contrary.

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                                                                              30

6. The Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves may without thereby affecting the rights of the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves hereunder at any time and from time to time (whether before or after any demand for payment made by the Security Trustee under or any notice of determination of this Guarantee), refuse or grant (as the case may be) further credit or further financial facilities in addition to the Facilities to any Charging Company or the Charging Companies and the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves may, without thereby affecting such rights, accept compositions from and make any other arrangements with any of the Charging Companies or any persons liable to the Security Trustee on behalf of the Security Beneficiaries or any of the Security Beneficiaries themselves in respect of securities held or to be held by the Security Trustee and enter into, give up and waive, modify, exchange or abstain from perfecting or taking advantage of or enforcing such securities, guarantees or other contracts or the proceeds of any of the foregoing, discharge any parties thereto and realise any securities in such manner as the Security Trustee may think expedient.

7. In the event of any of the Charging Companies going into liquidation or being wound up or reconstructed or making any arrangement with its creditors, any dividends or payments which the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves may receive from the Charging Companies or any of them or any other persons shall be taken and applied as payments in gross and shall not prejudice the right of the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves to recover from the Charging Companies or any of them to the full extent of the Guarantee the ultimate balance which after the receipt of such dividends or payments may remain owing to the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves by the Charging Companies and secured by the Guarantee.

8. The Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves may without thereby affecting the rights of either of them hereunder at any time and from time to time at their absolute discretion release, discharge, compound with or otherwise vary or agree to vary the liability under the Guarantee of or make any other arrangements with the Charging Companies or any of them and no such release, discharge, composition, variation, agreement or arrangement shall prejudice or in any way affect the rights and remedies of the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves against any other Charging Company.

9. The Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves may without prejudice to any other rights they may have at any time and from time to time place and keep for such time as they may think prudent any monies received, recovered or realised under or by virtue of the Guarantee to or on a separate or suspense account (with interest accruing thereon at such rate, if any, as the Security Trustee may deem fit for the account of the relevant Charging Company) to the credit either of any Charging Company or any of the Security Beneficiaries selected by the Security Trustee without any intermediate obligation on the part of the Security Trustee or any of the Security Beneficiaries to apply the same or any part thereof in or towards the discharge of the monies due or owing to the Security Trustee or any of the Security Beneficiaries by the Charging Companies.

10. In the event of the winding up of any of the Charging Companies, the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves may, notwithstanding payment to the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves by any Charging Company or any other person

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                                                                              31
     of any part of the amount hereby guaranteed or any release, settlement, discharge or arrangement made or given by the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves, rank as creditor and prove in the liquidation of the relevant Charging Company for the full amount of the claim of the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries and the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries may and shall receive and retain the whole of the dividends to the exclusion of the rights (if any) of the Charging Companies or any of them in competition with the Security Trustee (on behalf of the Security Beneficiaries) or any of the Security Beneficiaries themselves until such claim is fully satisfied.

     10.1 No assurance, security or payment which may be avoided under Sections 238, 239 or 245 of the Insolvency Act 1986 or any of such sections and no release, settlement, discharge or arrangement which may have been given or made on the faith of any such assurance security or payment shall prejudice or affect the right of the Security Trustee (on behalf of the Security Beneficiaries) or the Security Beneficiaries themselves to recover from the Charging Companies or any of them to the full extent of the Guarantee as if such assurance, security, payment, release, settlement, discharge or arrangement (as the case may be) had never been granted given or made.

     10.2 Any settlement or discharge between a Charging Company and any Security Beneficiary shall be conditional upon no security or payment to such Security Beneficiary by that Charging Company or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force and accordingly (but without limiting the other rights of such Security Beneficiary hereunder), such Security Beneficiary shall be entitled to recover from that Charging Company the value which such Security Beneficiary has placed upon such security or the amount of any such payment as if such settlement or discharge has not occurred.

     10.3 Subject to Clause 10.2 upon all the Secured Obligations having been paid or discharged in full and all the Security Beneficiaries having ceased to have any further obligations under any Security Documents whether actual or contingent to make any credit or accommodation to any Group Company, the Security Trustee will, at the request and cost of the Charging Companies, immediately execute, reassign and/or do all such deeds, acts and things as may be reasonably necessary to release the Charged Property from the security and guarantees created by or pursuant to this Deed.

     10.4 Any release, settlement, discharge or arrangement shall as between the Security Trustee (on behalf of the Security Beneficiaries) (on the one hand) and the Charging Companies and each of them (on the other hand) be deemed to have been given or made upon the express condition that it shall become and be wholly void and of no effect if the assurance, security or payment on the faith of which it was made or given shall at any time thereafter be avoided under any of the before-mentioned statutory provisions to the intent and so that the Security Trustee (on behalf of the Security Beneficiaries) shall become and be entitled at any time after any such avoidance to exercise all or any of the rights in the Guarantee expressly conferred upon the Security Trustee (on behalf of the Security Beneficiaries) and all or any other rights which by virtue and as a consequence of the Guarantee the Security Trustee (on behalf of the Security Beneficiaries) would have been entitled to exercise but for such release, settlement, discharge or arrangement.

     10.5 The Charging Companies and each of them agree that such Guarantee shall be deemed to have been and to have remained held by the Security Trustee (on behalf of

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                                                                              32
          the Security Beneficiaries) as and by way of security for the payment to the Security Trustee (on behalf of the Security Beneficiaries) of all or any sums which shall or may become due and owing to the Security Trustee (on behalf of the Security Beneficiaries) from and by the Charging Companies or any of them either under and by virtue of the terms and conditions of the Guarantee in the event of and upon or after any avoidance of any assurance, security or payment under the said sections of the Insolvency Act 1986 or any of such sections or under or as a consequence of any Order (if any) made under Sections
          238 and/or 239 of the Insolvency Act 1986.

11. Each Charging Company agrees and consents to be bound by the Guarantee notwithstanding that any other Charging Company which was intended to execute these presents or any other company which was or is to undertake liability co-extensive with any liability assumed by a Charging Company hereunder, may not do so, or that any Charging Company or any other company may be subsequently released from or found not be bound by the same.

12. As a separate and independent stipulation and without prejudice to anything else herein, the Charging Companies and each of them agree that all sums of money which have become due hereunder and which may not be recoverable from the Charging Companies or any of them on the footing of a guarantee whether by reason of any legal limitation on or disability or incapacity of any company or any other fact or circumstance and whether known to the Security Trustee and/or the Security Beneficiaries or not shall as to an equivalent amount thereof nevertheless be recoverable from the Charging Company or Charging Companies concerned as sole or principal debtor or debtors in respect thereof and shall be paid on demand in writing made by the Security Trustee and the Charging Companies hereby indemnify the Security Trustee and the Security Beneficiaries on demand, from and against any loss they may incur as a result of having now or hereafter made available any monies to the Charging Companies or having now or hereafter incurred any obligation on behalf of or at the request of the Charging Companies.

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                                                                              33

EXECUTED as a DEED (but not                  )
delivered until the date hereof) by          )
DDI EUROPE LIMITED                           )
acting by:


                                             Director             M Malone


                                             Director/Secretary   P Glanfield

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by DDI GROUP LIMITED                         )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by CLASSICAL CIRCUITS LIMITED                )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by DDI TECHNOLOGIES LIMITED                  )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

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                                                                              34

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by PRETAN ENGINEERING LIMITED                )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by INTEGRATED DESIGNS & SYSTEMS              )
LIMITED acting by:                           )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by DYNAMIC DETAILS LIMITED                   )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by ZLIN ELECTRONICS LIMITED                  )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

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                                                                              35

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by DDI PRECISION LIMITED acting by:          )
                                             )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by DDI INTERNATIONAL LIMITED                 )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by THOMAS WALTER LIMITED                     )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      M Glanfield

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by DDI SALES LIMITED                         )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      P Fowler

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                                                                              36

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by REDLAB LIMITED                            )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      M Glanfield

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by KRIZANTEM LIMITED                         )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      M Glanfield

EXECUTED as a Deed (but not                  )
delivered until the date hereof)             )
by BWMP (HOLDINGS) LIMITED                   )
acting by:                                   )


                                             Director                M Malone


                                             Director/Secretary      M Glanfield

SIGNED as a deed by Andrew Morris            )
as duly appointed attorney of                )
The Governor and Company of                  )        A Morris
the Bank of Scotland                         )
in the presence of:                          )

Michael I Winning
Victoria Square House
Victoria Square
Birmingham
B2 4DL

Solicitor

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                                                                              37